MERRILL LYNCH
                                                                   NEW JERSEY
                                                                   MUNICIPAL
                                                                   BOND FUND

                               [GRAPHIC OMITTED]

                                                          STRATEGIC
                                                                   Performance

                                                                   Annual Report
                                                                   July 31, 1998

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended July 31, 1998, long-term tax-exempt revenue bond yields were little changed. Throughout the period, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. These concerns pushed bond yields modestly higher by late April.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. Long-term uninsured municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, rose less than 5 basis points (0.05%) to end the July quarter at 5.36%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term US Treasury bond yields declined approximately 10 basis points to end the July quarter at 5.71%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first six months of 1998, more than $153 billion in new tax-exempt bonds were underwritten, an increase of almost 50% compared to the same period a year ago. During the quarter ended July 31, 1998, municipalities issued over $75 billion in new securities, an increase of more than 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 bil- lion-$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Earlier this year, municipal bond investors received approximately $30 billion in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far in 1998.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries may have lowered US economic growth by as much as 2% in the first quarter of 1998. Since further trade deterioration is possible in the coming months, we do not believe that the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At July 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%-88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax code that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1998

Portfolio Strategy

During the six-month period ended July 31, 1998, our investment outlook for Merrill Lynch New Jersey Municipal Bond Fund was basically constructive. The deterioration in the Asian economies helped keep interest rates low, even in the face of strong domestic economic growth. This combination of strong growth and low inflation kept bond yields within a rather narrow trading range over the past six months.

New issuance of New Jersey tax-exempt municipal bonds was just over $4 billion during the six-month period ended July 31, 1998. This represents a decrease of just over 25% compared to the same six-month period a year ago. Additionally, the majority of new issuance in New Jersey was dominated by current coupons and lesser call protection. We do not view such securities as attractive additions to the Fund's portfolio.

Looking ahead, we expect to continue to maintain our fully invested position and our constructive portfolio strategy to seek to benefit from a lower interest rate environment. However, anticipated lack of new issuance in New Jersey may curtail our ability to execute this strategy.

Fiscal Year in Review

During the fiscal year ended July 31, 1998, total municipal issuance increased by more than 40% compared to the same period last year, while New Jersey municipal issuance decreased by more than 10% over the same period. Both the tax-exempt and US Treasury markets experienced a decline in yields, although the greater increase in tax-exempt issuance resulted in municipal performance lagging that of US Treasury securities.

Given the narrow trading range of the municipal bond market, we maintained a slightly defensive strategy going into the second half of 1997. We believed that economic growth would resurge and the Federal Reserve Board would raise interest rates in order to keep inflation under control. However, in late October 1997, the Asian equity market turmoil created an increased demand for US Treasury securities, causing a rally in the bond market. In response to the Asian economic crisis and the continued domestic low inflation environment, we shifted the Fund to a more aggressive position by early November 1997.

The Fund remained constructive through July 31, 1998, participating in the continued bond market rally, which brought interest rates to their recent historic lows. These strategies produced total returns of +5.51%, +4.98%, +4.96% and +5.50% for the Fund's Class A, Class B, Class C and Class D Shares, respectively, for the year ended July 31, 1998. This compares to the Lipper Analytical Services, Inc. average total return of +5.26% for similar New Jersey tax-exempt funds during the same 12-month period.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch New Jersey Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

September 3, 1998

--------------------------------------------------------------------------------
We are pleased to announce that Roberto Roffo is responsible for the day-to-day management of Merrill Lynch New Jersey Municipal Bond Fund. Mr. Roffo has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1996 as Vice President and since 1992 as Portfolio Manager.
--------------------------------------------------------------------------------

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

--------------------------------------------------------------------------------------------------------------------
Recent Performance Results*
--------------------------------------------------------------------------------------------------------------------
                                                                                                       Standardized
                                                       12 Month         3 Month     Since Inception    30-Day Yield
                                                     Total Return    Total Return    Total Return      As of 7/31/98
====================================================================================================================
ML New Jersey Municipal Bond Fund Class A Shares         +5.51%          +2.43%         +76.59%            4.17%
--------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class B Shares         +4.98           +2.20          +69.65             3.83
--------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class C Shares         +4.96           +2.27          +29.09             3.73
--------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class D Shares         +5.50           +2.40          +31.73             4.07
====================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are Class A and Class B Shares, 8/31/90 and Class C and Class D Shares, 10/21/94.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1998

PERFORMANCE DATA (concluded)

Merrill Lynch New Jersey Municipal Bond Fund

Total Return Based on a $10,000 Investment--Class A Shares and Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                       8/31/90**         7/98

ML New Jersey Municipal Bond Fund+--Class A Shares*     $ 9,600        $16,954
ML New Jersey Municipal Bond Fund+--Class B Shares*     $10,000        $16,965
Lehman Brothers Municipal Bond Index++                  $10,000        $18,699


Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                       10/21/94**        7/98

ML New Jersey Municipal Bond Fund+--Class C Shares*     $10,000        $12,909
ML New Jersey Municipal Bond Fund+--Class D Shares*     $ 9,600        $12,646
Lehman Brothers Municipal Bond Index++                  $10,000        $13,837

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML New Jersey Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of New Jersey, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares graph is 10/31/94.
      Past performance is not predictive of future performance.

Average Annual Total Return

                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/98                                  +8.59%            +4.25%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                            +5.42             +4.56
--------------------------------------------------------------------------------
Inception (8/31/90)
through 6/30/98                                     +7.51             +6.95
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                  % Return           % Return
                                                 Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/98                                  +8.05%            +4.05%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                            +4.89             +4.89
--------------------------------------------------------------------------------
Inception (8/31/90)
through 6/30/98                                     +6.96             +6.96
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                  % Return          % Return
                                                 Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/98                                  +8.04%            +7.04%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/98                                     +7.12             +7.12
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/98                                  +8.58%            +4.24%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/98                                     +7.70             +6.51
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face                                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                                     (Note 1a)
---------------------------------------------------------------------------------------------------------------------------------
New Jersey--93.9%
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      $  250   Camden County, New Jersey, Improvement Authority Revenue Bonds (Health
                           System--Catholic Health East), Series B, 5% due 11/15/2028 (c)                                $    243
---------------------------------------------------------------------------------------------------------------------------------
                           Cape May County, New Jersey, Industrial Pollution Control Financing Authority
                           Revenue Bonds (Atlantic City Electric Company Project), Series A (d):
AAA      Aaa       6,000     AMT, 7.20% due 11/01/2029                                                                      6,851
AAA      Aaa       4,500     Refunding, 6.80% due 3/01/2021                                                                 5,523
---------------------------------------------------------------------------------------------------------------------------------
                           East Orange, New Jersey, Board of Education, COP (AGH Leasing Inc.) (h):
AAA      Aaa       2,500     5.34%** due 8/01/2020                                                                            822
AAA      Aaa       2,850     5.38%** due 2/01/2028                                                                            636
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,800   Essex County, New Jersey, Improvement Authority, Utility System Revenue Bonds
                           (Orange Franchise), UT, Series A, 5.75% due 7/01/2027 (d)                                        4,024
---------------------------------------------------------------------------------------------------------------------------------
AA       Aa3       3,200   Jersey City, New Jersey, School, GO, UT, 6.65% due 2/15/2002 (g)                                 3,519
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,250   Landis, New Jersey, Sewer Authority, Revenue Bonds, CARS, 7.22% due 9/19/2019 (b)(f)             3,823
---------------------------------------------------------------------------------------------------------------------------------
NR*      NR*       5,750   Middlesex County, New Jersey, Pollution Control Financing Authority, Revenue
                           Refunding Bonds (Amerada Hess), 6.875% due 12/01/2022                                            6,271
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,100   Middlesex County, New Jersey, Utilities Authority, Sewer Revenue Bonds, Series A,
                           6.50% due 3/15/2001 (f)(g)                                                                       1,188
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Monmouth County, New Jersey, Improvement Authority Revenue Bonds (Howell
                           Township Board of Education Project), UT, 5.80% due 7/15/2017 (c)                                1,068
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Monmouth County, New Jersey, Improvement Authority, Sewer Facilities Revenue
                           Refunding Bonds, 6.75% due 2/01/2001 (d)(g)                                                      2,166
---------------------------------------------------------------------------------------------------------------------------------
                           New Jersey EDA, Economic Development Revenue Bonds:
BBB-     Baa2      4,000     (American Airlines Inc. Project), AMT, 7.10% due 11/01/2031                                    4,343
BBB-     NR*       2,500     Refunding (First Mortgage--Fellowship Village), Series A, 5.50% due 1/01/2018                  2,467
A1+      NR*         400     Refunding (Foreign Trade Zone Project), VRDN, 3.50% due 12/01/2007 (a)                           400
A+       NR*       2,000     Refunding (Health Village--1996 Project), 6% due 5/01/2016                                     2,155
AAA      Aaa       2,500     Refunding (RWJ Health Care Corporation), 6.50% due 7/01/2024  (h)                              2,772
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,700   New Jersey EDA, Educational Testing Services Revenue Bonds, Series B,
                           6.25% due 5/15/2025 (d)                                                                          1,878
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   New Jersey EDA, Lease Rental (Liberty State Park Project), 6.80% due 3/15/2002 (g)               2,769
---------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New Jersey Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
CARS    Complementary Auction Rate Securities
COP     Certificates of Participation
EDA     Economic Development Authority
GO      General Obligation Bonds
M/F     Multi-Family
RITR    Residual Interest Trust Receipts
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face                                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                                     (Note 1a)
---------------------------------------------------------------------------------------------------------------------------------
New Jersey (continued)
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa     $   100   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (New Jersey Gas
                           Company Project), VRDN, AMT, Series B, 3.10% due 1/01/2028 (a)(c)                             $    100
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   New Jersey EDA, Package Facilities Revenue Bonds (Elizabeth Development
                           Company Project), 5.60% due 10/15/2026 (f)                                                       1,047
---------------------------------------------------------------------------------------------------------------------------------
BB-      Ba2       2,000   New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project),
                           AMT, 5.50% due 4/01/2028                                                                         1,983
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   New Jersey EDA, Water Facilities Revenue Bonds, RITR, AMT, Series 35, 6.72%
                           due 2/01/2038 (b)(d)                                                                             2,538
---------------------------------------------------------------------------------------------------------------------------------
                           New Jersey Health Care Facilities Financing Authority Revenue Refunding Bonds:
A-       A3        2,000     (Atlantic City Medical Center), Series C, 6.80% due 7/01/2011                                  2,199
BBB      Baa2      4,980     (Englewood Hospital & Medical Center), 6.75% due 7/01/2024                                     5,470
AAA      Aaa       2,000     (Hackensack University Medical Center), 6.625% due 7/01/2001 (f)(g)                            2,178
AAA      Aaa       4,350     (Hackensack University Medical Center), Series A, 5% due 1/01/2028 (d)                         4,213
AAA      Aaa       7,745     (Jersey Shore Medical Center), 6.75% due 7/01/2019 (c)                                         8,687
BBB      Baa2      4,000     (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027                                  4,177
---------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+    1,090   New Jersey Sports and Exposition Authority (State Contract),
                           VRDN, Series C, 3.25% due 9/01/2024 (a)(d)                                                       1,090
---------------------------------------------------------------------------------------------------------------------------------
                           New Jersey State Educational Facilities Authority Revenue Bonds:
AA+      Aaa       2,325     (Institute for Advanced Study), Series G, 5% due 7/01/2028                                     2,286
BBB      Baa2        440     (Monmouth University), Series D, 5.125% due 7/01/2018                                            430
BBB      Baa2        550     (Monmouth University), Series D, 5.125% due 7/01/2024                                            531
AA+      Aaa         230     Refunding (Institute for Advanced Study), Series F, 5% due 7/01/2021                             227
AAA      Aaa       1,000     Refunding (Seton Hall University Project), 5% due 7/01/2018 (c)                                  970
AAA      Aaa       1,000     Refunding (Seton Hall University Project), Series F, 5% due 7/01/2021 (c)                        980
A-       Baa1        500     (Seton Hall University Project), Series D, 7% due 7/01/2021                                      537
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,855   New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue
                           Bonds, AMT, Series M, 7% due 10/01/2026 (d)                                                      5,277
---------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       7,000   New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue
                           Refunding Bonds (Presidential Plaza), 6.95% due 5/01/2013 (e)                                    7,567
---------------------------------------------------------------------------------------------------------------------------------
A1       VMIG1+   14,700   New Jersey State Transportation Trust Fund Authority, RITR,
                           Series RI-1, 7.595% due 6/15/2014 (b)                                                           16,651
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,120   Passaic Valley, New Jersey, Water Commission, Water Supply Revenue Bonds,
                           Series A, 6.40% due 12/15/2002 (f)(g)                                                            2,349
---------------------------------------------------------------------------------------------------------------------------------
                           Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-      A1        3,800     69th Series, 7.125% due 6/01/2025                                                              4,024
AA-      A1        5,250     72nd Series, 7.35% due 10/01/2002 (g)                                                          5,943
AAA      Aaa       3,300     96th Series, AMT, 6.60% due 10/01/2023 (f)                                                     3,642
AA-      A1        1,000     111th Series, 5% due 10/01/2027                                                                  972
---------------------------------------------------------------------------------------------------------------------------------
                           Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                           (Versatile Structure Obligation), VRDN (a):
A1+      VMIG1+    1,600     AMT, Series 6, 3.65% due 12/01/2017                                                            1,600
A1+      VMIG1+      700     Refunding, Series 2, 3.60% due 5/01/2019                                                         700
A1+      VMIG1+      800     Series 3, 3.65% due 6/01/2020                                                                    800
A1+      VMIG1+      100     Series 5, 3.65% due 8/01/2024                                                                    100
---------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face                                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                                     (Note 1a)
---------------------------------------------------------------------------------------------------------------------------------
New Jersey (concluded)
---------------------------------------------------------------------------------------------------------------------------------
AAA      A1       $1,000   Rutgers State University, New Jersey, University Revenue Bonds, Series P, 6.85%
                           due 5/01/2001 (g)                                                                             $  1,092
---------------------------------------------------------------------------------------------------------------------------------
                           South Brunswick Township, New Jersey, Board of Education Revenue Bonds, UT (f)(g):
AAA      Aaa       1,215     6.40% due 8/01/2005                                                                            1,369
AAA      Aaa       1,000     6.40% due 8/01/2005                                                                            1,126
---------------------------------------------------------------------------------------------------------------------------------
BBB      NR*       1,090   South Jersey Transportation Authority, New Jersey, Lease Revenue Bonds (Raytheon
                           Aircraft Service, Inc. Project), AMT, Series A, 6.15% due 1/01/2022                              1,161
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   Trenton, New Jersey, GO, UT, 6.55% due 8/15/2002 (d)(g)                                          2,768
---------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,185   Union County, New Jersey, Improvement Authority Revenue Bonds (Plainfield Board of
                           Education Project), 5.85% due 8/01/2026 (f)                                                      2,332
---------------------------------------------------------------------------------------------------------------------------------
                           Union County, New Jersey, Utilities Authority Solid Waste Revenue Bonds:
AA+      Aaa       1,750     (County Deficiency), Series C1, 5% due 6/15/2028                                               1,707
AA+      Aaa         500     (County Deficiency), Series C2, 5% due 6/15/2028                                                 488
AAA      Aaa       2,000     (Ogden Martin), AMT, Senior Lease, Series A, 5% due 6/01/2015 (c)                              1,960
AAA      Aaa       3,000     (Ogden Martin), AMT, Senior Lease, Series A, 5% due 6/01/2016 (c)                              2,927
---------------------------------------------------------------------------------------------------------------------------------
                           University of Medicine and Dentistry, New Jersey (g):
AA-      A3        1,170     Refunding, Series D, 6.50% due 12/01/2001                                                      1,280
AA-      A3        2,750     Series E, 6.50% due 12/01/2001                                                                 3,009
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--4.9%
---------------------------------------------------------------------------------------------------------------------------------
                           Puerto Rico Electric Power Authority Revenue Refunding Bonds, Series EE:
BBB+     Baa1      3,500     4.75% due 7/01/2024                                                                            3,268
AAA      Aaa       3,750     4.75% due 7/01/2024 (d)                                                                        3,547
---------------------------------------------------------------------------------------------------------------------------------
AA       Aa3       1,500   Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities,
                           Financing Authority Revenue Bonds (Motorola Inc. Project), Series A, 6.75% due 1/01/2014         1,651
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$160,776)--98.8%                                                                                 171,871
Other Assets Less Liabilities--1.2%                                                                                         2,026
                                                                                                                         --------
Net Assets--100.0%                                                                                                       $173,897
                                                                                                                         ========
---------------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rates shown are those in effect at July 31, 1998.
(b) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
(c)   AMBAC Insured.
(d)   MBIA Insured.
(e)   FHA Insured.
(f)   FGIC Insured.
(g)   Prerefunded.
(h)   FSA Insured.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1998

FINANCIAL INFORMATION

---------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of July 31, 1998
---------------------------------------------------------------------------------------------------------------------------
Assets:              Investments, at value (identified cost--$160,775,571) (Note 1a) ..........                $171,871,330
                     Cash .....................................................................                       2,087
                     Receivables:
                       Securities sold ........................................................  $ 10,588,796
                       Interest ...............................................................     2,096,341
                       Beneficial interest sold ...............................................       281,274    12,966,411
                                                                                                 ------------
                     Prepaid registration fees and other assets (Note 1e) .....................                      15,119
                                                                                                               ------------
                     Total assets .............................................................                 184,854,947
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased ...................................................     8,849,219
                       Beneficial interest redeemed ...........................................     1,764,264
                       Dividends to shareholders (Note 1f) ....................................       136,657
                       Investment adviser (Note 2) ............................................        87,167
                       Distributor (Note 2) ...................................................        61,758    10,899,065
                                                                                                 ------------
                     Accrued expenses and other liabilities ...................................                      58,531
                                                                                                               ------------
                     Total liabilities ........................................................                  10,957,596
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets ...............................................................                $173,897,351
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------
Net Assets           Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:          shares authorized ........................................................                $    291,820
                     Class B Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ........................................................                   1,134,290
                     Class C Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ........................................................                      64,995
                     Class D Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ........................................................                      66,880
                     Paid-in capital in excess of par .........................................                 162,378,398
                     Accumulated realized capital losses on investments--net ..................                    (966,304)
                     Accumulated distributions in excess of realized capital gains--net
                     (Note 1f) ................................................................                    (168,487)
                     Unrealized appreciation on investments--net ..............................                  11,095,759
                                                                                                               ------------
                     Net assets ...............................................................                $173,897,351
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value:     Class A--Based on net assets of $32,570,611 and 2,918,196 shares
                     of beneficial interest outstanding .......................................                $      11.16
                                                                                                               ============
                     Class B--Based on net assets of $126,606,084 and 11,342,896 shares
                     of beneficial interest outstanding .......................................                $      11.16
                                                                                                               ============
                     Class C--Based on net assets of $7,252,531 and 649,950 shares
                     of beneficial interest outstanding .......................................                $      11.16
                                                                                                               ============
                     Class D--Based on net assets of $7,468,125 and 668,802 shares
                     of beneficial interest outstanding .......................................                $      11.17
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1998

---------------------------------------------------------------------------------------------------------------------------
Statement of Operations
---------------------------------------------------------------------------------------------------------------------------
                                                                                                         For the Year Ended
                                                                                                              July 31, 1998
---------------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned .................                $ 10,615,123
(Note 1d):
---------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) ........................................  $    996,046
                     Account maintenance and distribution fees--Class B (Note 2) ..............       653,198
                     Professional fees ........................................................        64,676
                     Transfer agent fees--Class B (Note 2) ....................................        58,975
                     Printing and shareholder reports .........................................        56,562
                     Account maintenance & distribution fees--Class C (Note 2) ................        35,309
                     Accounting services (Note 2) .............................................        32,485
                     Transfer agent fees--Class A (Note 2) ....................................        14,086
                     Custodian fees ...........................................................        10,548
                     Trustees' fees and expenses ..............................................        10,193
                     Pricing fees .............................................................         7,576
                     Registration fees (Note 1e) ..............................................         6,040
                     Account maintenance fees--Class D (Note 2) ...............................         5,806
                     Transfer agent fees--Class C (Note 2) ....................................         2,677
                     Transfer agent fees--Class D (Note 2) ....................................         2,067
                     Other ....................................................................         5,400
                                                                                                 ------------
                     Total expenses ...........................................................                   1,961,644
                                                                                                               ------------
                     Investment income--net ...................................................                   8,653,479
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Realized & Unreal-   Realized gain on investments--net ........................................                   2,594,585
ized Gain (Loss) on  Change in unrealized appreciation on investments--net ....................                  (2,231,431)
Investments--Net                                                                                               ------------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations .....................                $  9,016,633
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1998

------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------
                                                                                                       For the Year Ended
                                                                                                             July 31,
                                                                                                   ---------------------------
Increase (Decrease) in Net Assets:                                                                     1998           1997
------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net .....................................................  $  8,653,479   $  9,212,587
                     Realized gain on investments--net ..........................................     2,594,585      2,401,190
                     Change in unrealized appreciation on investments--net ......................    (2,231,431)     5,264,581
                                                                                                   ------------   ------------
                     Net increase in net assets resulting from operations .......................     9,016,633     16,878,358
                                                                                                   ------------   ------------
------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Class A ..................................................................    (2,003,879)    (1,957,776)
Shareholders           Class B ..................................................................    (6,087,084)    (6,816,441)
(Note 1f):             Class C ..................................................................      (268,273)      (213,894)
                       Class D ..................................................................      (294,243)      (224,476)
                     In excess of realized gain on investments--net:
                       Class A ..................................................................       (37,255)            --
                       Class B ..................................................................      (122,063)            --
                       Class C ..................................................................        (4,660)            --
                       Class D ..................................................................        (4,509)            --
                                                                                                   ------------   ------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders ............................................................    (8,821,966)    (9,212,587)
                                                                                                   ------------   ------------
------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net decrease in net assets derived from beneficial interest transactions ...   (12,838,456)   (16,583,986)
Transactions                                                                                       ------------   ------------
(Note 4):
------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets ...............................................   (12,643,789)    (8,918,215)
                     Beginning of year ..........................................................   186,541,140    195,459,355
                                                                                                   ------------   ------------
                     End of year ................................................................  $173,897,351   $186,541,140
                                                                                                   ============   ============
------------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1998

--------------------------------------------------------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Class A
The following per share data and ratios have been derived          -------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended July 31,
                                                                   -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               1998        1997         1996         1995         1994
--------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .........  $   11.15    $   10.69    $   10.71    $   10.63    $   11.23
Operating                                                          ---------    ---------    ---------    ---------    ---------
Performance:         Investment income--net .....................        .58          .57          .58          .58          .58
                     Realized and unrealized gain (loss) on
                     investments--net ...........................        .02          .46         (.02)         .08         (.55)
                                                                   ---------    ---------    ---------    ---------    ---------
                     Total from investment operations ...........        .60         1.03          .56          .66          .03
                                                                   ---------    ---------    ---------    ---------    ---------
                     Less dividends and distributions:
                       Investment income--net ...................       (.58)        (.57)        (.58)        (.58)        (.58)
                       In excess of realized gain on
                       investments--net .........................       (.01)          --           --           --         (.05)
                                                                   ---------    ---------    ---------    ---------    ---------
                     Total dividends and distributions ..........       (.59)        (.57)        (.58)        (.58)        (.63)
                                                                   ---------    ---------    ---------    ---------    ---------
                     Net asset value, end of year ...............  $   11.16    $   11.15    $   10.69    $   10.71    $   10.63
                                                                   =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .........       5.51%        9.95%        5.32%        6.51%         .19%
Return:*                                                           =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses ...................................        .69%         .70%         .71%         .74%         .69%
Average                                                            =========    =========    =========    =========    =========
Net Assets:          Investment income--net .....................       5.17%        5.29%        5.36%        5.57%        5.28%
                                                                   =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) .....  $  32,571    $  39,343    $  38,173    $  39,482    $  46,669
Data:                                                              =========    =========    =========    =========    =========
                     Portfolio turnover .........................      57.00%       54.02%       60.21%       57.17%       65.97%
                                                                   =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------------

                   * Total investment returns exclude the effects of sales
                     loads.

                     See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1998

--------------------------------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Class B
The following per share data and ratios have been derived          -------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended July 31,
                                                                   -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               1998        1997         1996         1995         1994
--------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .........  $   11.15    $   10.69    $   10.71    $   10.63    $   11.23
Operating                                                          ---------    ---------    ---------    ---------    ---------
Performance:         Investment income--net .....................        .52          .52          .52          .53          .53
                     Realized and unrealized gain (loss) on
                     investments--net ...........................        .02          .46         (.02)         .08         (.55)
                                                                   ---------    ---------    ---------    ---------    ---------
                     Total from investment operations ...........        .54          .98          .50          .61         (.02)
                                                                   ---------    ---------    ---------    ---------    ---------
                     Less dividends and distributions:
                       Investment income--net ...................       (.52)        (.52)        (.52)        (.53)        (.53)
                       In excess of realized gain on
                       investments--net .........................       (.01)          --           --           --         (.05)
                                                                   ---------    ---------    ---------    ---------    ---------
                     Total dividends and distributions ..........       (.53)        (.52)        (.52)        (.53)        (.58)
                                                                   ---------    ---------    ---------    ---------    ---------
                     Net asset value, end of year ...............  $   11.16    $   11.15    $   10.69    $   10.71    $   10.63
                                                                   =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .........       4.98%        9.39%        4.77%        5.97%        (.31%)
Return:*                                                           =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses ...................................       1.20%        1.21%        1.21%        1.25%        1.20%
Average                                                            =========    =========    =========    =========    =========
Net Assets:          Investment income--net .....................       4.66%        4.78%        4.85%        5.06%        4.77%
                                                                   =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) .....  $ 126,606    $ 137,485    $ 149,455    $ 164,020    $ 178,322
Data:                                                              =========    =========    =========    =========    =========
                     Portfolio turnover .........................      57.00%       54.02%       60.21%       57.17%       65.97%
                                                                   =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------------

                   * Total investment returns exclude the effects of sales
                     loads.

                     See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1998

-----------------------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
-----------------------------------------------------------------------------------------------------------------------
                                                                                              Class C
                                                                           --------------------------------------------
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                        For the Year Ended July 31,      1994+ to
                                                                           --------------------------------    July 31,
Increase (Decrease) in Net Asset Value:                                      1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...............  $  11.14    $  10.69    $  10.71    $  10.34
Operating                                                                  --------    --------    --------    --------
Performance:         Investment income--net .............................       .51         .50         .51         .40
                     Realized and unrealized gain (loss) on
                     investments--net ...................................       .03         .45        (.02)        .37
                                                                           --------    --------    --------    --------
                     Total from investment operations ...................       .54         .95         .49         .77
                                                                           --------    --------    --------    --------
                     Less dividends and distributions:
                       Investment income--net ...........................      (.51)       (.50)       (.51)       (.40)
                       In excess of realized gain on investments--net ...      (.01)         --          --          --
                                                                           --------    --------    --------    --------
                     Total dividends and distributions ..................      (.52)       (.50)       (.51)       (.40)
                                                                           --------    --------    --------    --------
                     Net asset value, end of period .....................  $  11.16    $  11.14    $  10.69    $  10.71
                                                                           ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .................      4.96%       9.18%       4.66%       7.62%++
Return:**                                                                  ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses ...........................................      1.30%       1.31%       1.32%       1.39%*
Average                                                                    ========    ========    ========    ========
Net Assets:          Investment income--net .............................      4.56%       4.68%       4.76%       4.83%*
                                                                           ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ...........  $  7,252    $  5,088    $  4,179    $  1,337
Data:                                                                      ========    ========    ========    ========
                     Portfolio turnover .................................     57.00%      54.02%      60.21%      57.17%
                                                                           ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------

                   *   Annualized.
                   **  Total investment returns exclude the effects of sales
                       loads.
                   +   Commencement of operations.
                   ++  Aggregate total investment return.

                       See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1998

FINANCIAL INFORMATION (concluded)

-----------------------------------------------------------------------------------------------------------------------
Financial Highlights (concluded)
-----------------------------------------------------------------------------------------------------------------------
                                                                                              Class D
                                                                           --------------------------------------------
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                        For the Year Ended July 31,      1994+ to
                                                                           --------------------------------    July 31,
Increase (Decrease) in Net Asset Value:                                      1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...............  $  11.15    $  10.70    $  10.71    $  10.34
Operating                                                                  --------    --------    --------    --------
Performance:         Investment income--net .............................       .57         .56         .57         .44
                     Realized and unrealized gain (loss) on
                     transactions--net ..................................       .03         .45        (.01)        .37
                                                                           --------    --------    --------    --------
                     Total from investment operations ...................       .60        1.01         .56         .81
                                                                           --------    --------    --------    --------
                     Less dividends and distributions:
                       Investment income--net ...........................      (.57)       (.56)       (.57)       (.44)
                       In excess of realized gain on investments--net ...      (.01)         --          --          --
                                                                           --------    --------    --------    --------
                     Total dividends and distributions ..................      (.58)       (.56)       (.57)       (.44)
                                                                           --------    --------    --------    --------
                     Net asset value, end of period .....................  $  11.17    $  11.15    $  10.70    $  10.71
                                                                           ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .................      5.50%       9.73%       5.31%       8.05%++
Return:**                                                                  ========    ========    ========    ========

-----------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses ...........................................       .79%        .80%        .80%        .86%*
Average                                                                    ========    ========    ========    ========
Net Assets:          Investment income--net .............................      5.07%       5.19%       5.27%       5.45%*
                                                                           ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ...........  $  7,468    $  4,625    $  3,652    $  2,390
Data:                                                                      ========    ========    ========    ========
                     Portfolio turnover .................................     57.00%      54.02%      60.21%      57.17%
                                                                           ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------

                   * Annualized.
                  ** Total investment returns exclude the effects of sales
                     loads.
                   + Commencement of operations.
                  ++ Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch New Jersey Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for financial futures transactions.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1998

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                               Account              Distribution
                                           Maintenance Fee              Fee
--------------------------------------------------------------------------------
Class B ...............................         0.25%                  0.25%
Class C ...............................         0.25%                  0.35%
Class D ...............................         0.10%                    --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                               MLFD                       MLPF&S
--------------------------------------------------------------------------------
Class A ...............................       $  356                     $ 4,253
Class D ...............................       $9,477                     $40,513
--------------------------------------------------------------------------------

For the year ended July 31, 1998, MLPF&S received contingent deferred sales charges of $179,458 and $3,277 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1998 were $100,860,704 and $117,469,490, respectively.

Net realized gains (losses) for the year ended July 31, 1998 and net unrealized gains as of July 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                           Realized                 Unrealized
                                        Gains (Losses)                 Gains
--------------------------------------------------------------------------------
Long-term investments .................  $ 2,956,925               $ 11,095,759
Financial futures contracts ...........     (362,340)                        --
                                         -----------               ------------
Total .................................  $ 2,594,585               $ 11,095,759
                                         ===========               ============
--------------------------------------------------------------------------------

As of July 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $11,095,759, of which $11,165,654 related to appreciated securities and $69,895 related to depreciated securities. The aggregate cost of investments at July 31, 1998 for Federal income tax purposes was $160,775,571.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $12,838,456 and $16,583,986 for the years ended July 31, 1998 and July 31, 1997, respectively.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                         Dollar
Ended July 31, 1998                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          381,222       $   4,240,657
Shares issued to shareholders
in reinvestment of dividends and
distributions ..........................          100,156           1,114,966
                                              -----------       -------------
Total issued ...........................          481,378           5,355,623
Shares redeemed .......................        (1,093,270)        (12,202,101)
                                       .      -----------       -------------
Net decrease ...........................         (611,892)      $  (6,846,478)
                                              ===========       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                         Dollar
Ended July 31, 1997                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          526,344       $   5,690,235
Shares issued to shareholders in
reinvestment of dividends ..............           88,609             956,809
                                              -----------       -------------
Total issued ...........................          614,953           6,647,044
Shares redeemed ........................         (654,764)         (7,060,967)
                                              -----------       -------------
Net decrease ...........................          (39,811)      $    (413,923)
                                              ===========       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                         Dollar
Ended July 31, 1998                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................        1,689,073       $  18,826,264
Shares issued to shareholders in
reinvestment of dividends and
distributions ..........................          287,713           3,202,655
                                              -----------       -------------
Total issued ...........................        1,976,786          22,028,919
Automatic conversion of shares .........          (34,629)           (384,276)
Shares redeemed ........................       (2,934,034)        (32,654,647)
                                              -----------       -------------
Net decrease ...........................         (991,877)      $ (11,010,004)
                                              ===========       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                         Dollar
Ended July 31, 1997                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................        1,761,373       $  19,014,349
Shares issued to shareholders
in reinvestment of dividends ...........          328,245           3,543,243
                                              -----------       -------------
Total issued ...........................        2,089,618          22,557,592
Automatic conversion of shares .........          (54,762)           (591,748)
Shares redeemed ........................       (3,675,342)        (39,652,155)
                                              -----------       -------------
Net decrease ...........................       (1,640,486)      $ (17,686,311)
                                              ===========       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                         Dollar
Ended July 31, 1998                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          379,219       $   4,239,001
Shares issued to shareholders in
reinvestment of dividends and
distributions ..........................           17,631             196,384
                                              -----------       -------------
Total issued ...........................          396,850           4,435,385
Shares redeemed ........................         (203,523)         (2,261,041)
                                              -----------       -------------
Net increase ...........................          193,327       $   2,174,344
                                              ===========       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                         Dollar
Ended July 31, 1997                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          239,355       $   2,581,711
Shares issued to shareholders in
reinvestment of dividends ..............           13,237             142,942
                                              -----------       -------------
Total issued ...........................          252,592           2,724,653
Shares redeemed ........................         (186,786)         (2,015,866)
                                              -----------       -------------
Net increase ...........................           65,806       $     708,787
                                              ===========       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                         Dollar
Ended July 31, 1998                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          601,822       $   6,735,516
Automatic conversion of shares .........           34,617             384,276
Shares issued to shareholders in
reinvestment of dividends and
distributions ..........................           13,765             153,429
                                              -----------       -------------
Total issued ...........................          650,204           7,273,221
Shares redeemed ........................         (396,206)         (4,429,539)
                                              -----------       -------------
Net increase ...........................          253,998       $   2,843,682
                                              ===========       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                         Dollar
Ended July 31, 1997                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          148,901       $   1,617,551
Automatic conversion of shares .........           54,762             591,748
Shares issued to shareholders in
reinvestment of dividends ..............           10,026             108,271
                                              -----------       -------------
Total issued ...........................          213,689           2,317,570
Shares redeemed ........................         (140,344)         (1,510,109)
                                              -----------       -------------
Net increase ...........................           73,345       $     807,461
                                              ===========       =============
--------------------------------------------------------------------------------

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 8, 1998


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch New Jersey Municipal Bond Fund during its taxable year ended July 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the capital gains distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
Record                           Payable                             Long-Term
Date                               Date                            Capital Gains
--------------------------------------------------------------------------------
12/19/97                         12/31/97                            $.010421*
--------------------------------------------------------------------------------
* Of this long-term capital gain distribution, 49.44% is subject to the 28% tax rate and 50.56% is subject to the 20% tax rate.

      Please retain this information for your records.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1998

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch New Jersey
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #11298--7/98

[RECYCLE LOGO] Printed on post-consumer recycled paper